UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

CIB MARINE BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIB Marine Bancshares, Inc.

N27 W24025 Paul Court

Pewaukee, Wisconsin 53072

April 12, 2010

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held at 1:00 p.m., local time, on Thursday, May 27, 2010, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin.

All shareholders of record at the close of business on March 31, 2010 of our outstanding shares of common stock will be entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be acted upon at the meeting.  We have also enclosed a proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

If you are unable to attend the annual meeting in person, you may listen to the meeting by teleconference.  Please see the next page for more information and instructions on how to participate.

On behalf of the Board of Directors, and officers and employees of CIB Marine, we would like to thank you for your continued support and your attention to this important matter.

Sincerely,

CIB Marine Bancshares, Inc.

John P. Hickey, Jr.

President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2010

The Proxy Statement and 2009 Annual Report on Form 10-K are available at www.cibmarine.com.

TELECONFERENCE INSTRUCTIONS

In order to access the teleconference of the meeting, please dial 1-800-862-9098 (domestic). Please provide conference ID “CIB” and program title “CIB Annual Shareholder Meeting” to the greeter in order to access the conference call. Please note that listening to the teleconference at the meeting will not constitute attendance at the meeting for purposes of determining a quorum. In addition, you will not be able to vote via teleconference. Accordingly, even if you intend to participate in the teleconference, it is important for you to return your completed proxy card to us in advance of the meeting in order for your attendance and vote to be counted.

CIB MARINE BANCSHARES, INC.

N27 W24025 Paul Court

Pewaukee, WI  53072

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2010

Dear Shareholder:

The 2010 annual meeting of shareholders of CIB Marine Bancshares, Inc. (the “Company”) will be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin on Thursday, May 27, 2010, at 1:00 p.m., local time. The meeting is being held for the following purposes:

1.

To elect six directors to serve on the Board of Directors of the Company;

2.

To ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010; and

3.

To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the election of the director nominees named on Proposal 1 and FOR the ratification of the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm as presented in Proposal 2 of the enclosed Proxy Statement.

Only shareholders of record at the close of business on March 31, 2010 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. To gain admission to the annual meeting of shareholders, you will need to show that you are a shareholder of the Company. All shareholders will be required to show valid, government-issued, picture identification. If your shares are registered in your name, your name will be compared to the list of registered shareholders to verify your share ownership. If your shares are in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the annual meeting of shareholders. Please arrive in advance of the start of the meeting to allow time for identity verification.

Your vote is important. Whether or not you plan to attend the meeting, please act promptly to vote your shares. You may vote your shares by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage paid envelope provided. You may also vote your shares by telephone or through the internet by following the instructions set forth on the proxy card. Your right to vote in person at the meeting is not affected by returning the proxy card, or voting by telephone or through the internet. Your prompt action will aid the Company in reducing the expense of proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

Daniel J. Rasmussen

Senior Vice President, General Counsel and Secretary

TABLE OF CONTENTS

THE PROXY PROCESS AND STOCKHOLDER VOTING	5

PROPOSAL 1 - ELECTION OF DIRECTORS	8
Information Regarding Nominees	8
Information Regarding Continuing Directors	11

CORPORATE GOVERNANCE AND BOARD COMMITTEES	11
Director Independence	11
Board Meetings And Committees	11
Leadership Of The Board	12
Board Attendance At Annual Shareholder Meeting	13
Nomination Of Directors	13
Communications With Directors	14

EXECUTIVE AND DIRECTOR COMPENSATION	14
Summary Compensation Table	14
Employment Agreements	15
401(K) Plan	15
Outstanding Equity Awards At Fiscal Year-End	15
Directors Compensation	16

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18

PROPOSAL 2 – RATIFICATION OF REGISTERED INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Fees Of Independent Auditors	19
Pre-Approval Policies And Procedures	19

OTHER MATTERS	20
Section 16 - Beneficial Ownership Reporting Compliance	20
Code Of Ethics	20
Certain Relationships And Related Transactions	20

SHAREHOLDER PROPOSALS FOR THE 2009 MEETING	21

CIB MARINE BANCSHARES, INC.

N27 W24025 Paul Court

Pewaukee, WI  53072

(262) 695-6010

Proxy Statement For Annual Meeting Of Shareholders

The Board of Directors of CIB Marine Bancshares, Inc. is soliciting your proxy to vote at the Annual Meeting of Shareholders to be held on Thursday, May 27, 2010, at 1:00 p.m., local time, and any adjournment or postponement of that meeting. The meeting will be held at Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. This proxy statement and the accompanying proxy card, Notice of Meeting, and Annual Report on Form 10-K for the year ended December 31, 2009 (“2009 Annual Report”), was first mailed on or about April 12, 2010 to all shareholders of record as of March 31, 2010 (the “Record Date”). The only voting securities of the Company are shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), of which there were 18,135,395 shares outstanding as of the Record Date (excluding treasury stock). Each share of Common Stock is entitled to one vote. We need a majority of the shares of Common Stock outstanding on the record date present, in person or by proxy, to hold the annual meeting.

In this proxy statement, we refer to CIB Marine Bancshares, Inc. as the “Company,” “CIB Marine,” “we” or “us” and the Board of Directors as the “Board.”

Our 2009 Annual Report, which contains consolidated and combined financial statements for the year ended December 31, 2009, accompanies this proxy statement. You also may obtain a copy of our 2009 Annual Report, without charge, by contacting our Investor Relations department at the address or phone number listed above. Our 2009 Annual Report is also available in the “SEC Filings” section of our website, at www.cibmarine.com.

THE PROXY PROCESS AND SHAREHOLDER VOTING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you own shares of our Common Stock. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

What matters will be voted on at the meeting?

You are being asked to vote on the election of six directors of CIB Marine and to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm, as more fully described in this proxy statement.

How do I vote?

You may vote your shares by proxy by any of the following methods: by mail, by telephone, or by internet. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all six nominees for director named in this proxy statement, and “for” the ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm. To vote your shares by telephone, please call the toll-free number located on the proxy card. To vote your shares by internet, use the internet site provided on the proxy card.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If you received this Proxy Statement from your broker, your broker should have given you instructions to direct it how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters.  However, the election of directors is not routine and cannot be voted without your instructions.  Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

●	signing another proxy with a later date and returning that proxy to us;
●	voting by telephone or through the internet on a later date;
●	sending notice to us that you are revoking your proxy; or
●	voting in person at the meeting.

You should send any later dated proxy or notice of revocation to: CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, Wisconsin 53072, Attention: Daniel J. Rasmussen, Secretary.

If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares of Common Stock outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the shareholder either is present and votes in person at the meeting, or has properly submitted a signed proxy card or telephone or internet proxy. The inspectors of election appointed for the annual meeting will determine whether or not a quorum is present. The inspectors of election will treat abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares and has not received instructions from the beneficial owner as to how the beneficial owner would like the shares to be voted.

How many votes are required to approve the proposal?

The six individuals receiving the highest number of votes cast "for" their election will be elected as our directors.  The ratification of the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm will be approved if the number of votes cast “for” that proposal exceeds the number of votes cast “against” it.

What options do I have for voting on the proposal?

You may vote "for" or "withhold" for each nominee for director. You may vote "for," "against" or "abstain" on the ratification of the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm, as well as on any other proposal that may properly be brought before the meeting.

How are votes counted?

Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services, LLC.

Where do I find the voting results of the meeting?

We will announce voting results at the meeting.  The voting results will also be disclosed in a Form 8-K to be filed with the SEC within four business days of May 27, 2010.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our directors, officers or employees or directors, officers or employees of our subsidiaries may solicit proxies in person, by electronic mail, or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. To aid in the solicitation of proxies, we have retained Georgeson, Inc., an affiliate of our transfer agent, for a fee of $7,500 plus expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

PROPOSAL 1 -- ELECTION OF DIRECTORS

Our Board is constituted of eight directors who serve staggered terms.  This is accomplished as follows:

•

the directors are divided into three classes: two classes with three directors, and a third class with two directors;

•

each director serves a three-year term; and

•

the term of each class of directors expires in different successive years.

Since we did not have an annual meeting of shareholders in 2009, the terms of two director classes have expired and each of these directors has continued to serve, since their successors have not been elected under Wisconsin law. In addition, the resignation of three directors has created vacancies on the Board, two of which were filled by the Board as of April 1, 2010 (and are up for reelection at this meeting) and one which was eliminated by a reduction in the size of the Board. Accordingly, in order for the staggered board to be properly constituted, at the 2010 annual meeting, one director will be elected to serve for a one-year term expiring at the annual meeting in 2011, three directors will be elected to serve for a two-year term expiring at the annual meeting in 2012, and two directors will be elected to serve for a three-year term expiring at the annual meeting in 2013. At each subsequent annual meeting, only one class of directors will be elected to serve for a three-year term until such directors’ successors have been duly elected and qualified or until such directors’ earlier resignation, death or removal.

The Board has nominated Charles E. Baker, John P. Hickey, Jr., Charles D. Mires, Ronald E. Rhoades, Donald M. Trilling and Howard E. Zimmerman to serve as directors. Each nominee is currently serving as a director and has consented to serve for a new term. There are no family relationships between any of the directors, nominees or executive officers. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

The Board of Directors recommends that you vote "FOR" the election of each of the nominees named above. Proxies solicited by our Board will be voted “FOR” these nominees unless otherwise instructed.

Information Regarding Nominees

Nominees for Election at the Annual Meeting to Serve Until 2011:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships
Howard E. Zimmerman (81)	1987

Director of CIB Marine since 1987; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2009; Director of Marine Bank from February 2009 until its merger with Central Illinois Bank in June 2009.  Retired; Chairman of the Board of Zimmerman Real Estate Group, a real estate appraisal and consulting company since 1986.

Mr. Zimmerman brings business and management experience, industry knowledge, customer based experience, and leadership experience to the Board.  In addition, his lengthy background in the real estate industry offers the Board insight into understanding the many customers CIBM Bank serves, as well as makes him a valuable resource to the Board on matters relating to the loan portfolio, specifically on issues concerning commercial real estate loans and related matters.

Nominees for Election at the Annual Meeting to Serve Until 2012:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships
Donald M. Trilling (79)	1987

Chairman of the Board of CIB Marine from September 1987 to February 2004; Director of CIBM Bank (f/k/a Central Illinois Bank) from 1987 to April 2004, and again from February 2009 to present; Director of Marine Bank from February 2009 until its merger with Central Illinois Bank in June 2009. Sales Representative at TTT, a phone service company, since January 2005; Secretary of Illini Tile Distributors Inc., an importer and distributor of ceramic tiles, from 1983 to 2002.(1)

Mr. Trilling brings business and management experience, industry knowledge, customer based experience, and leadership experience to the Board.  In addition, due to his long history as a director of CIB Marine and CIBM Bank, Mr. Trilling provides a large amount of customer and institutional knowledge.

Charles D. Mires (49)	2010

Director of CIB Marine and CIBM Bank since April 2010; Senior Managing Director and Portfolio Manager for Clutterbuck Funds, LLC, a hedge fund, October 2009 to present; Senior Managing Director and Portfolio Manager for Allstate Insurance Company, a property-liability insurance company with various property-liability and life and investment subsidiaries, September 1987 to October 2009.

Mr. Mires brings business and management experience, industry knowledge, investment experience, knowledge of credit, risk management experience, leadership experience and strategic planning experience to the Board.  His background in finance and investments makes him a valuable resource to the Board.

Ronald E. Rhoades (55)	2010

Director of CIBM Bank (f/k/a Central Illinois Bank) from April 2006 to February 2009; President and CEO of Plastic Container Corporation, which manufactures plastic bottles for food, health/beauty, household chemical, lawn care and automotive appearance/chemical markets, since November 1994; member of advisory board of directors of Gill Athletics (f/k/a Litania Sports Group), a manufacturer of sports equipment, since 1991.

Mr. Rhoades brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, leadership experience and strategic planning experience to the Board.  His business judgment and familiarity with the communities CIBM Bank serves offers the Board insight into understanding CIBM Bank’s customers and the business communities it serves.

Nominees for Election at the Annual Meeting to Serve Until 2013:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships
John P. Hickey, Jr. (62)	2007

Director of CIB Marine since May 2007; Chairman of CIB Marine since February 2009; President and Chief Executive Officer of CIB Marine since March 2007; Director, President and Chief Executive Officer of Marine Bank from April 2006 until its merger with Central Illinois Bank in June 2009; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2008 and Chairman of the Board of Directors of CIBM Bank since February 2009;. Prior to joining CIB Marine, Mr. Hickey was Senior Vice President of Business Banking at Guaranty Bank in 2006; and from 2001 to 2005 held senior management positions with Marsh McLennan, first as Managing Director of the Western region, then as the Managing Director of a substantial business segment of the company.(2)

Mr. Hickey brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, risk management experience, leadership experience and strategic planning experience to the Board.  His years of banking industry experience provide him with the skills to lead the Board and the Company.

Charles E. Baker (65)	2008

Director of CIB Marine since January 2008; Director of Marine Bank from April 2006 until its merger with Central Illinois Bank in June 2009; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2009; Senior Technical Advisor at Clifton Gunderson LLP, an accounting, tax and consulting services firm, since January 2006; Partner at Ernst & Young LLP, an accounting, tax and advisory services firm, from 1969 to 2005.

Mr. Baker brings accounting and finance experience, business management experience, industry knowledge, customer based experience, risk management experience and leadership experience to the Board.  His extensive experience in accounting and tax related matters are a valuable resource to the Board and qualify him as a “financial expert” as a member of the Board’s Audit Committee.

Information Regarding Continuing Directors

Continuing Directors Whose Term Will Expire in 2011:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships

Gary L. Longman (61)	2004

Director of CIB Marine since October 2004; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2009; Director and Chairman of the Audit Committee of EB Financial Group, Inc. since January 2010; Director of Baytree National Bank and Trust Co. since January 2010; President and CEO of Sunny Ridge Family Center Inc., an Illinois Child Welfare agency, since June 2003; President of G.L. Longman Consulting, a consulting business, since January 2001; Partner at KPMG, LLP, an accounting, tax and advisory services firm from 1980 to 2000.

Mr. Longman brings accounting and finance experience, business management experience, industry knowledge, customer based experience, risk management experience and leadership experience to the Board.  His extensive experience in accounting and tax related matters are a valuable resource to the Board and qualify him as a “financial expert” as a member of the Board’s Audit Committee.

Vacant		Formerly Stanley J. Calderon. The Board is evaluating candidates to fill this vacancy.(3)

(1) In September 2003, Illini Tile Distributors, Inc. entered into liquidation through an assignment for the benefit of creditors under Illinois law.

(2) On February 1, 2009, Mr. Hickey replaced Mr. Stanley J. Calderon as Chairman of the Board of Directors of CIB Marine.

(3) Mr. Calderon resigned from the Board effective March 25, 2010.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Director Independence

The Board has determined that each of the directors and nominees, except John P. Hickey, Jr., satisfies the criteria for director independence established in Nasdaq Marketplace Rule 4200(a)(15). Mr. Hickey is not independent since he is an officer of CIB Marine.

Board Meetings and Committees

The Board of Directors held twelve meetings during 2009. During 2009, each of our directors attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings of any committee on which such director served.  Our Board of Directors has a standing Audit Committee and

 Compensation and Stock Option Committee. The membership and function of the committees and the number of meetings held by each is described below.

Committee	Members	Primary Responsibilities	# of Meetings in 2009
Audit	Mr. Baker Mr. Longman (Chair) Mr. Trilling Mr. Zimmerman	Assist the Board in its general oversight of CIB Marine’s financial reporting, internal controls and audit functions.	9
Compensation and Stock Option	Mr. Baker (Chair) Mr. Longman Mr. Trilling Mr. Zimmerman	Establish policies relating to executive compensation, determine the salary and bonus of the named executive officers, recommend to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which named executive officers participate, and administer the stock-based plan of CIB Marine.	3

Our Board has adopted a written charter for both the Audit Committee and Compensation and Stock Option Committees setting forth the specific duties, responsibilities and authorities of the committees. The charters are available in the “Corporate Governance” section of our website at www.cibmarine.com.

Compensation Philosophy and Objectives. The Compensation and Stock Option Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals. The Committee evaluates both performance and current compensation to ensure that we maintain our ability to attract and retain superior employees in key positions. The compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our industry and in our market area.

Role of Executive Officers in Compensation Decisions. The Compensation and Stock Option Committee makes all compensation decisions for the named executive officers and approves recommendations made by the Chief Executive Officer for other employees. The Chief Executive Officer annually reviews the performance of each one of the named executive officers. The conclusions reached and recommendations made based on these reviews are presented to the Compensation and Stock Option Committee. The Compensation and Stock Option Committee can exercise its discretion in modifying any recommendation or awards.

The Board of Directors has determined that all of the members of the Audit Committee and the Compensation and Stock Option Committee satisfy the independence requirements of Nasdaq. In addition, the Board has determined that Messrs. Baker and Longman are “audit committee financial experts” as such term is defined by the SEC rules.

Leadership of the Board

Since the resignation of Stanley J. Calderon as Chairman on February 1, 2009, John P. Hickey, Jr. has served as Chairman of the Board in addition to his role as President and Chief Executive Officer of CIB Marine. The Board believes it is in the best interest of CIB Marine and its shareholders to place Board leadership in one person. This leadership structure helps avoid ambiguity about who is accountable, and also enables the Chairman to have extensive knowledge of our operations and strategies. The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Compensation and Stock Option Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Board Attendance at Annual Shareholder Meeting

While we do not have any formal policy regarding director attendance at annual meetings of shareholders, we expect our directors to attend such meetings, subject to any scheduling or other conflicts. The entire Board of Directors attended our 2008 annual meeting of shareholders. We did not hold a 2009 annual meeting of shareholders.

Nomination of Directors

We do not have a nominating committee or charter. The entire Board performs the functions of a nominating committee, and considers and acts on all matters relating to the nomination of individuals for election as directors. The Board does not believe that a separate nominating committee is necessary because the Board has the ability to perform the function of selecting and evaluating director nominees, and does so on behalf of our interests and in accordance with our Restated Bylaws.

Nominations for director by shareholders should be sent to us on a timely basis, either in person or by certified mail, to the attention of the Secretary. Any recommendations submitted to the Secretary should be in writing and should include whatever supporting material the shareholder considers appropriate in support of that recommendation, but must include the information that would be required to be disclosed under the SEC’s rules in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as our director if elected. Nominations must be delivered to or mailed to and received by our Secretary not fewer than 60 days or more than 90 days prior to the anniversary date of the annual meeting of the shareholders in the immediately preceding year.

In evaluating director nominees, including any nominee that a shareholder may submit, the Board of Directors considers, at a minimum, the following factors: (1) the ability of the prospective nominee to represent the interests of our shareholders; (2) the prospective nominee’s standards of integrity, commitment and independence of thought and judgment; (3) the freedom of the prospective nominee from any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of the director; (4) the prospective nominee’s ability to dedicate sufficient time to the performance of his or her duties; and (5) the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board. Although we have no formal policy on Board diversity, the Board believes that a diverse board of directors is desirable to expand its collective knowledge and expertise relating to our business, as well as to evaluate management and positively influence our performance. Accordingly, in carrying out its responsibilities for locating, recruiting and nominating candidates for election to the Board, we take into account a number of factors and considerations, including diversity. Such considerations of diversity include geographic regions, professional or business experiences, gender, race, nation origin, specialized education or work experience and viewpoints.

The Board will evaluate all potential candidates in the same manner, regardless of the source of the recommendation. Based on the information provided to the Board, it will make an initial determination whether to conduct a full evaluation of a candidate.  As part of the full evaluation process, the Board may conduct interviews, obtain additional background information, and conduct reference checks of the candidate.

Charles D. Mires, was suggested for nomination by representatives of holders of the Company’s preferred stock.  The candidate was presented to the Board for nomination by Chairman Hickey and was appointed to the Board effective April 1, 2010.

Ronald E. Rhoades is a former director of Central Illinois Bank (n/k/a CIBM Bank), was presented to the Board for nomination by Chairman Hickey and was appointed to the Board effective April 1, 2010.

Communications with Directors

Shareholders and other interested parties may communicate with any director by sending written correspondence addressed to such director in care of our Secretary at CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, WI 53072. Our Secretary or his designee will forward such correspondence to the relevant director.

EXECUTIVE AND DIRECTOR COMPENSATION

2009 SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for the last two fiscal years, where applicable, awarded to or earned by our Named Executive Officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	All Other Compensation ($)(3)	Total ($)
John P. Hickey, Jr.	2009	230,288	134,550	9,219	374,057
President, CEO and Chairman	2008	268,400	-	8,775	277,175

Charles J. Ponicki	2009	187,096	103,500	8,530	299,126
Senior Vice President and	2008	206,462	-	7,064	213,526
Chief Credit Officer

Patrick J. Straka	2009	159,949	88,483	7,539	255,971
Senior Vice President and	2008	176,505	-	5,490	181,995
Chief Investment Officer

(1)

In January 2009, we adopted a plan to reduce the compensation of our senior executive officers and certain of its other officers. Pursuant to the plan, Mr. Hickey agreed to waive the minimum salary provision in his employment agreement, taking a 15% reduction in his base salary. Remaining senior executive officers each agreed to take a 10% reduction in their respective salaries as part of the plan, as well.

(2)

In February 2009, the Compensation and Stock Option Committee authorized the implementation of retention bonuses for certain senior executive officers, including Messrs. Hickey, Ponicki and Straka. The retention bonuses were designed to provide an incentive for our executive officers to remain in management positions with us through the restructuring of the trust preferred securities, implementation of various cost cutting measures at the Company, and the consolidation of Marine Bank into Central Illinois Bank.

(3)

The table below provides the details of amounts included in the “All Other Compensation” column for each named executive officer. Under applicable SEC regulation, perquisites are not required to be reported because, valued at their incremental cost to us, they were in each case less than $10,000 in the aggregate

Name and Position	Year	Life Insurance Premiums ($)	401(k) Match ($)	Total ($)
John P. Hickey, Jr.	2009	1,869	7,350	9,219
President, CEO and Chairman	2008	1,875	6,900	8,775

Charles J. Ponicki	2009	1,180	7,350	8,530
Senior Vice President and	2008	1,186	5,878	7,064
Chief Credit Officer

Patrick J. Straka	2009	189	7,350	7,539
Senior Vice President and	2008	195	5,295	5,490
Chief Investment Officer

Employment Agreements

In October 2007, we entered into an employment agreement with Mr. Hickey, our President and CEO, which continues until June 1, 2010 and provides for a minimum base salary of $260,000 per year, and 50,000 stock options pursuant to our stock option plan, which were granted on May 31, 2007. The agreement also provides for severance equal to continued salary for the remainder of the term of the agreement if Mr. Hickey's employment is terminated by us other than for cause or he terminates his employment with us for good reason (each as defined in the agreement), including a change in control of CIB Marine.

In January 2009, Mr. Hickey agreed to waive the minimum salary provision in his employment agreement, taking a 15% reduction in his base salary pursuant to a plan implemented by our Compensation and Stock Option Committee to reduce the compensation of our senior executive officers as a part of our continued cost reduction efforts.  In February 2010, Mr. Hickey’s salary was increased 8.82%, but remains below the minimum salary provided for in his employment agreement.

401(k) Plan

Our 401(k) plan is a tax-qualified retirement plan that covers all eligible employees generally, including the named executive officers. An employee can elect to defer a percentage of his or her compensation on a pre-tax basis, up to a maximum in 2009 of $16,500, or $22,000 if age 50 or over, and we contribute a matching contribution of 50% of the employee’s deferral contributions up to 6% of their compensation. Our contributions under the plan on behalf of each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table of this proxy statement. We provide no other retirement benefits for our executives, including the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below sets forth the information for each named executive officer with respect to each grant of stock options outstanding as of March 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John P. Hickey, Jr.	20,000	30,000(1)	$4.10	05/31/2017
	15,000	10,000(2)	4.10	11/16/2016
	20,000	5,000(3)	4.10	03/30/2016
Charles J. Ponicki	10,000	15,000(4)	3.70	11/30/2017
Patrick J. Straka	7,704	0	18.40	07/27/2010
	8,191	0	22.89	11/29/2011
	12,000	3,000(5)	4.10	09/29/2015
	9,000	6,000(6)	4.10	11/16/2016

(1)

Options for 10,000 shares become exercisable on each of May 31, 2010, May 31, 2011, and May 31, 2012.

(2)

Options for 5,000 shares become exercisable on each of November 16, 2010 and November 16, 2011.

(3)

Become exercisable on March 30, 2011.

(4)

Options for 5,000 shares become exercisable on each of November 30, 2010, November 30, 2011, and November 30, 2012.

(5)

Become exercisable on September 29, 2010.

(6)

Options for 3,000 shares become exercisable on each of November 16, 2010 and November 16, 2011.

If a named executive officer’s employment terminates by reason of death or disability, all of the named executive officer’s outstanding options vest and may be exercised within twelve months after the date of such termination, but in no event later than the expiration date of such options.

DIRECTORS' COMPENSATION

For the year ended December 31, 2009, non-employee Directors received a fee of $500 for each CIB Marine Board meeting attended, except that the Chairman of the Board (Mr. Calderon, but not Mr. Hickey) was paid $2,000 per Board meeting attended.  Directors serving on the Audit, Executive, Litigation, Investment, Executive Loan, and Accounting Issues Committees received a fee of $1,000, $1,000, $300, $300, $300 and $300, respectively per meeting attended, except that the Chairman of the Audit Committee was paid $2,000 per Audit Committee meeting attended. In addition, the Chairman of the Audit Committee was paid an annual retainer of $10,000 in quarterly installments. Our employees receive no fees for their service on our Board of Directors or committees or the Boards of Directors of our affiliates and subsidiaries.

The following table sets forth all compensation paid to each of our non-employee Directors in 2009:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Charles E. Baker	20,650	-	20,650
Norman E. Baker (1)	23,650	-	23,650
W. Scott Blake(2)	7,150	-	7,150
Stanley J. Calderon(3)	21,700	-	21,700
Steven C. Hillard(4)	3,750	-	3,750
Gary L. Longman	36,250	-	36,250
Donald M. Trilling	20,500	-	20,500
Howard Zimmerman	20,750	-	20,750

(1)

Mr. Baker resigned from all positions with CIB Marine on December 17, 2009.

(2)

Mr. Blake resigned from all positions with CIB Marine on March 31, 2009.

(3)

Mr. Calderon resigned from all positions with CIB Marine on March 25, 2010.

(4)

Mr. Hillard resigned from all positions with CIB Marine on April 14, 2009.

Mr. Hickey is not included in this table since he is a named executive officer and received no additional compensation for service as a director.

Directors are reimbursed for any out-of-pocket expenses they incur. Our Directors who are also directors of our subsidiaries receive compensation from such subsidiaries in varying amounts based on the director compensation schedules of such subsidiaries. Messrs. C. Baker, N. Baker, Blake, Calderon, Hillard, Longman, Trilling and Zimmerman were paid such compensation in 2009 and their fees, which are included in the totals above, totaled $6,750; $6,250; $2,850; $7,800; $1,250; $5,250; $6,000; and $6,500; respectively.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2010, unless otherwise indicated, the number of shares of our Common Stock beneficially owned by (1) each shareholder who is known by us to be a beneficial owner of more than five percent of our outstanding Common Stock, (2) each of our directors, (3) each of our named executive officers named in the Summary Compensation Table on page 13, and (4) all of our directors and executive officers as a group.

Beneficial Owner	Beneficial Ownership of Common Stock
	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding
5% Stockholders
Bradford M. Johnson P.O. Box 8208 Shawnee Mission, KS 66208-8208	1,116,378(2)	6.16%

Director Nominees, Directors, and Named Executive Officers

_______________

Charles E. Baker	—	*
John P. Hickey, Jr.	65,000(3)	*
Gary L. Longman	—	*
Charles D. Mires	—	*
Charles J. Ponicki	10,000(4)	*
Ronald E. Rhoades	—	*
Patrick J. Straka	47,311(5)	*
Donald M. Trilling	141,277(6)	*
Howard E. Zimmerman	120,100(7)	*
All Directors and Executive Officers as a group (11 persons)	414,385	2.26%(8)

____________________________________

*  Less than one percent

(1)

Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

(2)

Based solely on information provided in Schedule 13-G filed with the Securities & Exchange Commission by the beneficial owner.

(3)

Represents shares that Mr. Hickey has the right to acquire within 60 days upon the exercise of stock options.

(4)

Represents shares that Mr. Ponicki has the right to acquire within 60 days upon the exercise of stock options.

(5)

Includes 36,895 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options, as well as 6,300 shares held by a partnership for which Mr. Straka shares voting and investment power.

(6)

Includes 12,500 shares that Mr. Trilling has the right to acquire within 60 days upon the exercise of stock options.

(7)

Includes 12,500 shares Mr. Zimmerman has the right to acquire within 60 days upon the exercise of stock options.

(8)

Percentage is calculated on a partially diluted basis, assuming the exercise of all stock options which are exercisable within 60 days by all directors and executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviewed and discussed with management CIB Marine’s audited financial statements as and for the fiscal year ended December 31, 2009.

The Audit Committee discussed with CIB Marine’s independent auditors, Crowe Horwath, LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and letter from Crowe Horwath, LLP, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with Crowe Horwath, LLP, the independence of that firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our 2009 Form 10-K.

Respectfully Submitted,

The Audit Committee

Charles E. Baker
Gary L. Longman (Chairman)
Donald M. Trilling
Howard E. Zimmerman

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

Our independent public accounting firm for the fiscal year ended December 31, 2009 was Crowe Horwath, LLP. Our Audit Committee has selected Crowe Horwath, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. This selection is being presented to you for ratification. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the Board of Directors’ appointment of Crowe Horwath, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2010. We have been advised by Crowe Horwath, LLP that they are independent certified public accountants with respect to CIB Marine within the meaning of the Exchange Act and the rules and regulations promulgated under such act.

Representatives of Crowe Horwath, LLP are expected to attend the 2010 shareholder meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

KPMG LLP (“KPMG”) was previously engaged as our principal accountants. On December 17, 2009, the Audit Committee of our Board of Directors approved the dismissal of KPMG. On that date, the audit committee and the board approved and ratified the engagement of Crowe Horwath, LLP to serve as our independent registered public accountants for the fiscal year ended December 31, 2009. KPMG has served as the registered public accounting firm for the Company since 1998.

The audit reports of KPMG on our consolidated financial statements as of and for the years ended December 31, 2007 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle with the exception of the following "going concern" paragraph included in KPMG’s audit report on our consolidated financial statements as of and for the year ended December 31, 2008:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company's inability to meet its obligations with regard to the trust preferred securities, in addition to its continued net losses, and in consideration of ongoing regulatory matters raise substantial doubt about its ability to continue as a going concern. Management’s plans with regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During each of the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent period from January 1, 2009 through December 18, 2009, there were no: (i) disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement; or (ii) "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

FEES OF INDEPENDENT AUDITORS

The following table presents fees for professional audit services rendered by Crowe Horwath, LLP, the Company’s independent registered public accounting firm for fiscal year 2009.

2009
Audit fees	$ 185,000
Audit related fees	—
Tax fees	—
Total fees	$ 185,000

The following table presents fees for professional audit services rendered by KPMG, LLP, the Company’s independent registered public accounting firm for fiscal year 2008 and the first three quarters of 2009, and fees bills for other services rendered by KPMG LLP.

	2009	2008
Audit fees	$ 356,385	$ 548,000
Audit related fees(1)	73,540	64,000
Tax fees(2)	—	104,000
Total fees	$ 429,925	$ 716,000

__________

(1)

The audit related fees were actually incurred and paid by our ESOP and 401(k) Plans, of which $27,600 and $64,000 were paid by the plans in 2009 and 2008, respectively.

(2)

Tax fees consisted of fees for tax consultation and tax compliance services.

PRE-APPROVAL POLICES AND PROCEDURES

The Audit Committee pre-approves all auditing services and permitted non-audit services provided by the independent auditors. These services may include audit services, audit-related services,

tax services, and other services. The Audit Committee pre-approved all services performed by the independent auditors in 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Section 16 – Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors, and persons who own more than ten percent of a registered class of our stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, and written representations from  reporting persons that no Annual Statement of Changes In Beneficial Ownership of Securities on Form 5 were required for those persons, we believe that, for the period from January 1, 2009 through December 31, 2009, our executive officers and directors complied with all filing requirements applicable to them, except as follows: Donald Trilling filed a late Form 4 reporting the acquisition of 57,000 shares of common stock which were gifted to his spouse.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) which applies to all of our directors, officers and employees, including our chief executive officer and senior financial officers. A copy of the Code may be accessed on our website at www.cibmarine.com by clicking on the “Code of Ethics Policy” link in “Corporate Governance.”

Certain Relationships and Related Transactions

Transactions with Related Persons

During 2009, our directors and executive officers, as well as members of their immediate families and various corporations and other entities associated with our directors, were clients of and had transactions with our subsidiaries in the ordinary course of business. These transactions included loans and deposits. Similar transactions may occur in the ordinary course of business in the future. All loans were made on a non-preferential basis and did not involve more than the normal risk of collectibility or present other unfavorable terms.

Edwin J. Depenbrok serves as the Chief Financial Officer of the Company pursuant to an agreement between the Company and dbrok group, LLC, an entity owned by Mr. Depenbrok.  During 2009, CIB Marine paid dbrok group, LLC $263,150 for its services; $201,500 of which was for work performed by Mr. Depenbrok.

Review, Approval or Ratification of Related Party Transactions

We have various written policies and procedures, including our Code of Ethics, annual questionnaires completed by all directors and executive officers, and regulatory compliance requirements (including Regulation O, which restricts loans by the banks to directors, executive officers, principal shareholders and their affiliates and requires approval by the board of directors of the banks for certain such loans), all of which are designed to identify transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. When such a transaction or relationship is identified, our Board of Directors evaluates the transaction or relationship and determines if the transaction is permissible or a prohibited conflict of interest.

There were no transactions since the beginning of our 2009 fiscal year that were required to be reported in this proxy statement or in our 2009 Form 10-K pursuant to the requirements of Item 404(a) of Regulation S-K where the policies and procedures described above did not require review, approval or ratification, or where such policies and procedures were not followed.

SHAREHOLDER PROPOSALS FOR THE 2011 MEETING

To be considered for inclusion in our proxy statement in connection with next year's annual shareholder meeting, a shareholder proposal to take action at such meeting must be in writing and received by our Secretary, at the address set forth on the first page of this proxy statement, no later than March 27, 2011. Any shareholder proposal submitted to us for inclusion in the proxy statement will be subject to Rule 14a-8 under the Securities Exchange Act of 1934. Also, under our Restated Bylaws, other proposals that are not included in the proxy statement will be considered timely and may be presented at next year's annual shareholder meeting if the requirements described below are satisfied.

Our Restated Bylaws provide an advance notice procedure for nominations to the Board of Directors and certain business to be brought before an annual meeting. Generally, in order for a shareholder to make a nomination or bring business before an annual meeting, the shareholder must give notice thereof in writing to our Secretary no later than the close of business on the 60th day, and no earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first by us. The shareholder must also comply with certain other provisions set forth in our Restated Bylaws. For a copy of our Restated Bylaws, which include the provisions relating to advance notice for nominations and proposals, an interested shareholder should contact our Secretary at N27 W24025 Paul Court, Pewaukee, Wisconsin 53072.

Our Board of Directors is not aware of any business or matter, which will be presented for consideration at the meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

Annual Report on Form 10-K

We will furnish without charge to you, upon your request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, including the financial statements and schedules thereto, but excluding the exhibits filed therewith. A list of the exhibits to our 2009 Form 10-K is included under Item 15(a)(3) thereof. We will provide copies of such exhibits upon reimbursement by you of our expenses (not to exceed $1.00 per page) of furnishing the requested exhibits.

Requests for copies of our 2009 Form 10-K and any exhibits should be directed to Elizabeth Neighbors, Paralegal and Shareholder Relations Manager, CIB Marine Bancshares, Inc., N27 W24025 Paul Ct., Pewaukee, Wisconsin 53071, Phone: (262) 695-6010.

This proxy statement and our 2009 Form 10-K, including exhibits, are also available without charge in the “SEC Filings” section of our website at www.cibmarine.com, as well as on the SEC’s website at www.sec.gov.

This Proxy Statement is provided to you at the direction of our Board of Directors.

Daniel J. Rasmussen

Senior Vice President

General Counsel and Secretary

CIB Marine Bancshares, Inc. Using a black ink pen, mark your votes with an x as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions
You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing you proxy, you may chose one of the two voting methods outlined below to vote your proxy

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or telephone must be receivd by 11:00 a.m. Central Time on May 27, 2010.

Vote by Internet

Log on to the internet and go to

www.investorvote.com/CIBH

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-8---652-VOTE (8683 within the United States, Canada & Puerto Rico any time on a touch tone telephone.  There is NO CHARGE to you for the call.

Following the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals – the Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 – Charles E. Baker	☐	☐	02 – John P. Hickey, Jr.	☐	☐	03- Charles D. Mires	☐	☐

04 – Ronald E. Rhoades	☐	☐	05 – Donald M. Trilling	☐	☐	06 – Howard E. Zimmerman	☐	☐

2. Proposal to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm the fiscal year eending December 31, 2010.	For ☐	Against ☐	Abstain ☐

B  Non-Voting Items

Change of Address – please print new address below.

C  Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below.

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – please keep signature within the box.
/ /

Proxy – CIB Marine Bancshares, Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 27, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John P. Hickey, Jr. and Daniel J. Rasmussen, and each of them, as proxies for the undersigned, with full power to appoint his substitute, to represent and to vote all the shares of Common Stock of CIB Marine Bancshares, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on May 27, 2010 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may property come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE.

Please read the Proxy Statement which describes the proposal and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTING ELECTRONICALLY

YOUR VOTE IS IMPORTANT.